LEPERCQ-ISTEL FUND

1675 Broadway, New York, N.Y. 10019
Telephone:(212) 698-0749
(800) 655-7766

ANNUAL
REPORT

December 31, 1995

This report is issued for the information of shareholders of Lepercq-Istel Fund, and is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus.


FEBRUARY 15, 1996

TO OUR SHAREHOLDERS:

For the year 1995 the net asset value of Lepercq-Istel Fund, adjusted for income and capital-gains distributions, increased by 27.1%. By comparison the average growth and income fund, as tracked by Lipper Analytical Services, increased by 30.8% and the gain for the Standard and Poor's 500 Index, including dividends, was 37.6%.

At the occasion of a new year let us briefly revisit the objectives and policies of your Fund, review the past year, and share with you some of our current thoughts.

INVESTMENT OBJECTIVES AND POLICIES

Your Fund has a primary investment objective of long-term growth of capital and a secondary objective of current income. We pursue these objectives through investing in growth companies when they represent good value. We also invest in companies that are either undergoing an internal transformation or are well positioned to benefit from a transformation in the marketplace.

REVIEW OF 1995

Declining interest rates and strong growth of corporate profits positively impacted both the stock and bond markets. Key beneficiaries were financial, technology, and consumer growth stocks. Among the laggards were industrial and smaller-capitalization companies.

During the year, as our search for companies worthy of our investment bore fruit, we increased your Fund's investment in stocks from 70% to 97%. We financed these investments by profitably selling most of our U.S. Treasury notes and bonds and by reducing our cash reserves.

In the course of the year we eliminated our investments in the utility sector, and reduced our holdings in the energy and industrial sectors. The greatest redeployment of our cash was to the technology sector. We also added to our investments in media and initiated positions in real estate investment trusts.

Positively contributing to your Fund's performance were its investments in high-growth larger-capitalization technology companies, energy companies that are rapidly increasing their reserve base, financial companies and commercial services companies with consistent growth rates. Negatively affecting performance were your Fund's investments in smaller-capitalization companies and in economically sensitive industrial companies.

OUR CURRENT OUTLOOK

This year is likely to be a challenge for portfolio managers as we negotiate between lower short-term interest rates, on the one hand, and slowing corporate profit growth, on the other. The monetary policy environment is generally favorable. However, shortfalls in corporate profits are likely to lead to greater volatility in individual stocks. This combination is modestly beneficial for stocks.

Passage of the telecommunications reform bill significantly improves the prospects for the telecommunications equipment industry. In an era of increased competition, telephone companies will invest heavily in equipment to enhance their revenue, lower their costs, and differentiate their products from their competitors. In the telecommunications equipment sector we hold positions in Cisco Systems, Comverse Technology and Nokia and expect to add to this sector.

After five years of a bull market, relative high valuations for stocks also remain a concern. However, there continues to be a strong flow of money into the stock market, particularly from 401(k) plans.

Our best guide in traversing these crosscurrents is to stick closely to our guidelines for picking individual stocks.

Sincerely,

/s/ Andrew Merz Hanson, CFA        /s/ Tsering Ngudu
Andrew Merz Hanson, CFA            Tsering Ngudu
Co-President                       Co-President


                                        COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                                               IN LEPERCQ-ISTEL FUND AND THE S&P 500

                         12/85     12/86     12/87     12/88     12/89     12/90     12/91     12/92     12/93     12/94     12/95
                         -----     -----     -----     -----     -----     -----     -----     -----     -----     -----     -----

LEPERCQ-ISTEL FUND      10,000    10,810    11,000    11,786    14,359    13,399    15,719    16,579    18,825    17,881    $22,724
S&P 500                 10,000    11,867    12,490    14,565    19,180    18,586    24,249    26,096    28,727    29,106    $40,044

This chart assumes an initial investment of $10,000 made on 12/31/85. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      for Periods Ended December 31, 1995

                          1 Year       5 Years     10 Years
                          ------       -------     --------

LEPERCQ-ISTEL FUND        27.09         11.14        8.55
S&P500 STOCK INDEX<F1>    37.58         16.59       14.88

<F1> The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.

An investment cannot be made directly in an index.



SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995

  NUMBER                                                           MARKET
OF SHARES                                                           VALUE
---------                                                           -----


            COMMON STOCKS - 93.48%
            COMMUNICATIONS - 6.51%
     5,000  Cisco Systems<F2>                                    $  373,125
    18,000  Comverse Technology<F2>                                 360,000
    15,000  Nokia ADR                                               583,125
                                                                  ---------
                                                                  1,316,250
                                                                  ---------


            COMPUTERS - INFORMATION - 2.54%
     8,000  Digital Equipment<F2>                                   513,000
                                                                  ---------

            CONSUMER SERVICES - 1.39%
    30,000  Transmedia Network                                      281,250
                                                                  ---------


            DIVERSIFIED INDUSTRIALS - 1.08%
    25,000  Stimsonite<F2>                                          218,750
                                                                  ---------


            ENERGY - INDEPENDENTS - 5.37%
    50,000  Benton Oil & Gas<F2>                                    743,750
    25,000  Cairn Energy USA<F2>                                    343,750
                                                                  ---------
                                                                  1,087,500
                                                                  ---------


            ENERGY - OIL SERVICES - 1.92%
    80,000  Tesco<F2>                                               388,608
                                                                  ---------


            ENERGY - PIPELINES - 9.65%
    10,000  Enron                                                   381,250
    12,500  KN Energy                                               364,062
    20,000  Leviathan Gas
               Pipeline Partners                                    567,500
    70,000  Tejas Power
               Class A<F2>                                          638,750
                                                                  ---------
                                                                  1,951,562
                                                                  ---------


            FINANCIAL SERVICES -
            DIVERSIFIED - 4.08%
    30,000  Consumer Portfolio
               Services<F2>                                         547,500
    30,000  Rockford Industries<F2>                                 277,500
                                                                  ---------
                                                                    825,000
                                                                  ---------


            INDUSTRIAL - COMMERCIAL
            SERVICES - 11.73%
    36,000  Equifax                                                 769,500
    17,444  First Data                                            1,166,568
    17,500  HealthPlan Services<F2>                                 437,500
                                                                  ---------
                                                                  2,373,568
                                                                  ---------


            INSURANCE - 6.97%
    12,000  Conseco                                                 751,500
    57,881  Gainsco                                                 658,396
                                                                  ---------
                                                                  1,409,896
                                                                  ---------


            MEDIA - BROADCASTING - 9.85%
    20,000  SFX Broadcasting,
               Class A<F2>                                          595,000
     6,000  United Video Satellite
               Group, ClassA<F2>                                    159,000
    15,000  Viacom, Class A<F2>                                     688,125
    40,000  Wescott
               Communications<F2>                                   550,000
                                                                  ---------
                                                                  1,992,125
                                                                  ---------


            MEDICAL SUPPLIES - 0.91%
    40,000  Interpore International<F2>                             185,000
                                                                  ---------


            SEMICONDUCTOR - 9.67%
    25,000  Adaptec<F2>                                           1,021,875
    15,000  Lattice Semiconductor<F2>                               489,375
    20,000  National Semiconductor<F2>                              445,000
                                                                  ---------
                                                                  1,956,250
                                                                  ---------


            SOFTWARE - PROCESSING - 17.10%
    30,000  Acclaim
               Entertainment<F2>                                    371,250
    10,000  BMC Software                                            425,000
     7,500  Computer Associates
               International                                        426,562
    20,000  Mercury Interactive<F2>                                 355,000
    80,000  The Santa Cruz
               Operation<F2>                                        500,000
    60,000  Software Professionals<F2>                              135,000
    20,000  Sterling Software<F2>                                 1,247,500
                                                                  ---------
                                                                  3,460,312
                                                                  ---------


            REAL - ESTATE INVESTMENT
            TRUST - 4.71%
    25,000  Prime Residential                                       462,500
    15,000  Storage USA                                             489,375
                                                                 ----------
                                                                    951,875
                                                                 ----------


            Total Common Stock
               (Cost $14,263,350)                                18,910,946
                                                                 ----------


            CONVERTIBLE
            PREFERRED
            STOCKS - 3.56%
    12,000  Integon,
               $3.875 Redeemable                                    720,000
                                                                 ----------


            Total Convertible
            Preferred Stocks
               (Cost $603,960)                                      720,000
                                                                 ----------


            RESTRICTED SECURITIES
            (NOTE 2) - 0.00%
    38,020  Westfed Holdings,
               Class B, Common                                  $         1
   128,290  Westfed Holdings,
               15.50%, Preferred                                          1
                                                                 ----------

            Total Restricted Securities
               (Cost $11,126,810)                                         2
                                                                 ----------


PRINCIPAL
  AMOUNT
  ------

            U.S. TREASURY
            NOTES - 1.07%
  $200,000  U.S. Treasury Notes,
               9.00%, 5/15/98                                       216,562
                                                                 ----------


            Total U.S. Treasury Notes
               (Cost $200,062)                                      216,562
                                                                 ----------


            U.S. TREASURY
            BILLS - 1.96%
   400,000  U.S. Treasury Bills,
               2/15/96                                              397,620
                                                                 ----------


            Total U.S. Treasury Bills
               (Cost $397,620)                                      397,620
                                                                 ----------


            Total Investments - 100.07%
               (Cost $26,591,803)                                20,245,130
                                                                 ----------


            Liabilities, less
               Other Assets - (0.07)%                              (14,167)
                                                                 ----------


            NET ASSETS - 100.00%                                $20,230,963
                                                                 ==========

<F2> Non-income producing security.

                See accompanying notes to financial statements.



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS:
 Investments, at market value
   (cost $26,591,803)                                           $20,245,130
 Cash                                                                28,897
 Receivable for fund shares sold                                      8,404
 Dividends receivable                                                 2,012
 Interest receivable                                                  2,324
 Other assets                                                        12,586
                                                                 ----------


 Total Assets                                                    20,299,353
                                                                 ----------


LIABILITIES:
 Payable for fund shares repurchased                                  1,722
 Payable to adviser                                                  37,622
 Accrued expenses and
   other liabilities                                                 29,046
                                                                 ----------


 Total Liabilities                                                   68,390
                                                                 ----------


NET ASSETS                                                      $20,230,963
                                                                 ==========

NET ASSETS CONSIST OF:
 Capital stock                                                  $26,579,860
 Accumulated undistributed
   net investment income                                              3,110
 Accumulated undistributed net
   realized losses on investments                                   (5,334)
 Net unrealized depreciation
   on investments                                               (6,346,673)
                                                                -----------


 Total Net Assets                                               $20,230,963
                                                                 ==========

 Shares outstanding
   (unlimited shares of
   $1.00 par value authorized)                                    1,277,942

 Net Asset Value                                                     $15.83
                                                                      =====

                See accompanying notes to financial statements.



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
 Dividend income                                                 $  274,474
 Interest income                                                    184,323
                                                                  ---------

 Total income                                                       458,797
                                                                  ---------


EXPENSES:
 Investment advisory fee                                            144,012
 Administration fee                                                   6,249
 Shareholder servicing and
   accounting costs                                                  41,154
 Custody fees                                                        10,751
 Federal and state registration                                      10,490
 Professional fees                                                   50,800
 Reports to shareholders                                              3,000
 Trustee fees and expenses                                           15,055
 Distribution expenses                                                3,058
 Other                                                                3,000
                                                                  ---------

 Total expenses                                                     287,569
                                                                  ---------


NET INVESTMENT INCOME                                               171,228
                                                                  ---------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                    938,539
Change in unrealized
  depreciation on investments                                     3,433,435
                                                                  ---------


Net realized and unrealized
  gain on investments                                             4,371,974
                                                                  ---------


NET INCREASE IN
  NET ASSETS RESULTING
  FROM OPERATIONS                                                $4,543,202
                                                                  =========

                See accompanying notes to financial statements.



STATEMENT OF CHANGES IN NET ASSETS

                                           Year ended           Year ended
                                       December 31, 1995    December 31, 1994
                                       -----------------    -----------------

OPERATIONS:
 Net investment income                    $   171,228           $   256,580
 Net realized gain on investments             938,539             1,032,678
 Net realized gain on selling
   covered-call options                           -                  14,792
 Change in unrealized depreciation
   on investments                           3,433,435           (2,242,654)
                                           ----------           -----------
 Net increase (decrease) in net
   assets from operations                   4,543,202             (938,604)
                                           ----------           -----------


DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                      (162,737)             (257,215)
 Net realized gains                         (954,393)             (963,956)
                                          -----------           -----------

 Total distributions                      (1,117,130)           (1,221,171)
                                          -----------           -----------


CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                  1,370,119             6,128,215
 Shares issued to holders in
   reinvestment of dividends                  860,687               738,204
 Cost of shares redeemed                  (3,928,451)           (2,789,038)
                                          -----------           -----------

 Net (decrease) increase in net
   assets from
   capital share transactions             (1,697,645)             4,077,381
                                          -----------           -----------


TOTAL INCREASE IN NET ASSETS                1,728,427             1,917,606

                                          -----------           -----------


NET ASSETS:
 Beginning of year                         18,502,536            16,584,930
                                          -----------           -----------


 End of year (including undistributed
   net investment income of $3,110
   and $0, respectively)                  $20,230,963           $18,502,536
                                          ===========           ===========

                See accompanying notes to financial statements.



FINANCIAL HIGHLIGHTS

Per Share Data:                        1995    1994     1993    1992     1991
                                       ----    ----     ----    ----     ----


Net asset value, beginning of year   $13.17   $14.84   $14.17   $14.05  $12.46
                                      -----    -----    -----    -----   -----


Income from investment operations:
  Net investment income                0.14     0.18     0.29     0.40    0.47
  Net realized and unrealized gains
   (losses) on securities              3.42   (0.93)     1.62     0.35    1.65
                                      -----   ------    -----    -----   -----

  Total from investment operations     3.56   (0.75)     1.91     0.75    2.12
                                      -----   ------    -----    -----   -----


Less distributions:
  Dividends from net
    investment income                (0.13)   (0.18)   (0.29)   (0.40)  (0.47)
  Dividends in excess of
    net investment income               -     (0.03)   (0.03)   (0.01)  (0.06)
  Distributions from capital gains   (0.77)   (0.71)   (0.92)   (0.22)   0.00
                                     ------   ------   ------   ------  ------

  Total distributions                (0.90)   (0.92)   (1.24)   (0.63)  (0.53)
                                     ------   ------   ------   ------  ------


Net asset value, end of year         $15.83   $13.17   $14.84   $14.17  $14.05
                                     ======   ======   ======   ======  ======

Total return                          27.1%   (5.1)%    13.5%     5.3%   17.0%

Supplemental data and ratios:
  Net assets (in millions)
    end of year                       $20.2    $18.5    $16.6    $17.0   $17.4

  Ratio of expenses to average
    net assets                        1.50%    1.56%    1.51%    1.53%   1.54%

  Ratio of net investment income
   to average net assets              0.89%    1.36%    2.00%    2.90%   3.80%

  Portfolio turnover rate            59.72%   70.66%   19.88%   20.37%  21.81%


                See accompanying notes to financial statements.



NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995

1.   SIGNIFICANT ACCOUNTING POLICIES

 Lepercq-Istel Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company, established under a Declaration of Trust dated April 8, 1986. The Trust was formerly a Delaware corporation established in 1953 known as Istel Fund, Inc. On April 8, 1986, the shareholders of Istel Fund, Inc. (the Trust's predecessor) approved a plan of reorganization (the "Reorganization") under which Istel Fund, Inc. converted its corporate structure to change from a Delaware corporation to a Massachusetts business trust. In accordance with the terms and conditions of the Reorganization, Istel Fund, Inc. changed its name to Lepercq-Istel Trust. The Trust currently consists of one series, Lepercq-Istel Fund (the "Fund"). The principal investment objective of the Fund is long-term capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies.

 a) Investment Valuation-Investments in securities traded on a national securities exchange are valued at the last reported sale on the primary exchange on which they are traded. Investments not listed on a securities exchange and exchange-listed securities for which no sale was reported for that date are valued at the last reported bid price. Once short-term securities have a maturity of 60 days or less, they are valued at amortized cost which approximates market value; prior to that they are marked to market. Restricted securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees.

 b) Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income as well as any net realized gains to its shareholders. Therefore, no federal income tax provision is required. Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified to capital stock.

 c) Options Accounting Principles-When the Fund sells a covered-call option, an amount equal to the premium received in cash by the Fund is included as a liability. The amount of the liability is marked to market to reflect the market value of the options written. The current market value of a traded option is its last reported sale price. When an option expires on its stipulated expiration date, the Fund realizes a gain to the extent of the premium received. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss (if the cost of a closing purchase transaction exceeds the premium received when the option was sold). If an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium received. There was no option activity during the year ended December 31, 1995.

 d) Distributions to Shareholders-Dividends from net investment income are declared and paid semi-annually. Distributions of net realized capital gains, if any, will be declared at least annually.

 e) Use of Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 f) Other-Investment and shareholder transactions are recorded no later than the first business day after the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   RESTRICTED SECURITIES

 On December 31, 1995, the Fund held certain restricted securities (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933 or without an exemption under such Act). These securities were acquired from the Pilgrim Corporate Utilities Fund on July 29, 1994 under the Agreement on Transfer of Assets between Lepercq, de Neuflize &Co. Incorporated and Pilgrim Management Corporation. On December 31, 1995 and on the date these restricted securities were acquired, July 29, 1994, there were no market quotations available for unrestricted securities of the same class. In the opinion of the Fund's adviser these securities are worthless. Consequently, each position has been valued at $1 for a total value for all restricted securities of $2. The value at which these securities were acquired by the Fund, the original cost of these securities to Pilgrim Corporate Utilities Fund and the net unrealized loss that accrues to the Fund from the acquisition of these securities are as follows:

                           ACQUISITION    ORIGINAL COST    NET UNREALIZED LOSS
                          COST TO FUND      TO PILGRIM       ACCRUED TO FUND
                          ------------      ----------       ---------------

 Westfed Holdings,
    15.50%, Preferred          $1          $11,125,662         $11,125,661
 Westfed Holdings,
    Class B, Common             1                1,148               1,147
                                           -----------         -----------

 Total restricted
    securities (Market
    Value of $2 at
    December 31, 1995)                     $11,126,810         $11,126,808
                                           ===========         ===========

3.   AGREEMENTS

 The Fund has entered into an investment advisory agreement with Lepercq, de Neuflize &Co. Incorporated (the "Adviser"). The Adviser is entitled to receive a fee, computed and accrued daily and payable quarterly, at the annual rate of 0.75% of the Fund's average daily net assets.

 For the year ended December 31, 1995, the Fund paid Lepercq, de Neuflize Securities Inc., a wholly owned subsidiary of the Adviser $18,638 of brokerage commissions.

 Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as the Fund's custodian, transfer agent, administrator and accounting services agent.

 The Board of Trustees, on behalf of the Fund, has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of
 1940. Pursuant to the Plan, the Fund may incur distribution expenses of up to 0.75% per annum of its average daily net assets. Additionally, the Fund may pay a servicing fee to certain persons in an amount not to exceed 0.25% of the annual average daily net assets. The aggregate of these two fees may not exceed 1% of the Fund's annual average daily net assets. The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. The Fund paid $3,058 pursuant to the Plan for the year ended December 31, 1995.

4.   CAPITAL SHARE TRANSACTIONS

 Transactions in shares of beneficial interest were as follows:

                                     YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1995        DECEMBER 31, 1994
                                  -----------------        -----------------

                                 AMOUNT      SHARES       AMOUNT      SHARES
                                 ------      ------       ------      ------

 Shares sold                  $1,370,119    87,603     $6,128,215   424,179
 Shares issued to holders in
   reinvestment of dividends     860,687    54,593        738,204    56,215
 Shares redeemed              (3,928,451) (268,767)    (2,789,038) (193,186)
                              ----------- ---------    ----------- ---------


 Net (decrease) increase     $(1,697,645) (126,571)    $4,077,381   287,208
                              =========== =========     =========  ========

5.   INVESTMENT TRANSACTIONS

 The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended December 31, 1995, were as follows:
                                U.S. GOVERNMENT               OTHER
                                ---------------               -----

 Purchases                             --                  $10,957,671
 Sales                             $1,779,406                8,475,977

 At December 31, 1995, gross unrealized appreciation and depreciation of investments for federal tax purposes were as follows:

 Appreciation                                            $  5,560,350
 (Depreciation)                                           (11,907,023)
                                                          ------------

 Net unrealized depreciation on investments              $( 6,346,673)
                                                          ============

 At December 31, 1995, the cost of investments for federal income tax purposes was $26,591,803.

 One hundred percent of dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders.

     The Fund acquired capital loss carryforward from the Pilgrim CorporateUtilities Fund on July 29, 1994 under the Agreement on Transfer of Assets between the Adviser and Pilgrim Management Corporation. The Fund is limited to recognizing $332,593 of this loss per year until December 31, 2001. Net unrealized gains and losses may also differ for book and tax purposes as a result of disallowance for tax purposes of built-in losses that were acquired under the Agreement on Transfer of Assets.





INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF
LEPERCQ-ISTEL TRUST:

We have audited the accompanying statement of assets and liabilities of Lepercq-Istel Fund (the "Fund"), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Milwaukee, Wisconsin
January 30, 1996



TRUSTEES

Bruno Desforges          Chairman of the Board, Lepercq-Istel Trust; Managing
                         Director, Leqercq, de Neuflize &Co. Incorporated;
                         Chairman of the Board, Lepercq, de Neuflize Securities
                         Inc.

Francois Letaconnoux     President and Chief Executive Officer, Lepercq, de
                         Neuflize &Co. Incorporated; President, Lepercq, de
                         Neuflize Securities Inc.

Jean-Louis Milin         Managing Director, Banque de Neuflize, Schlumberger,
                         Mallet

Joseph Mindell           Partner, Lawrence, O'Donnell, Marcus &Co.

Dr. Marvin Schiller<F3>  Former Managing Director, A.T. Kearney, Inc.

Franz Skryanz<F3>        Financial Consultant; formerly, Treasurer, Chief
                         Financial Officer, Schenkers International

<F3> Member of Audit, Ethics and Nominating Committees



OFFICERS
Andrew Hanson            Co-President

Tsering Ngudu            Co-President

John McCollam            Treasurer

Pamela Forrest           Secretary

Peter Hartnedy           Controller



Investment Adviser             Lepercq, de Neuflize &Co. Incorporated, New York

Underwriter &Distributor       Lepercq, de Neuflize Securities Inc., New York

Transfer Agent, Custodian,
   Administrator and
   Accounting Services Agent   Firstar Trust Company, Wisconsin

Legal Counsel                  Kramer, Levin, Naftalis, Nessen, Kamin &Frankel,
                               New York

Independent Auditors           KPMG Peat Marwick LLP, Wisconsin



[ARTICLE] 6
[CIK] 0000052761
[NAME] LEPERCQ ISTEL TRUST

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          DEC-31-1995
[PERIOD-START]                             JAN-01-1995
[PERIOD-END]                               DEC-31-1995
[INVESTMENTS-AT-COST]                           26,592
[INVESTMENTS-AT-VALUE]                          20,245
[RECEIVABLES]                                       13
[ASSETS-OTHER]                                      41
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  20,299
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                           68
[TOTAL-LIABILITIES]                                 68
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                            13
[SHARES-COMMON-STOCK]                            1,278
[SHARES-COMMON-PRIOR]                            1,405
[ACCUMULATED-NII-CURRENT]                            3
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                            (5)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                       (6,347)
[NET-ASSETS]                                    20,231
[DIVIDEND-INCOME]                                  274
[INTEREST-INCOME]                                  184
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     287
[NET-INVESTMENT-INCOME]                            171
[REALIZED-GAINS-CURRENT]                           939
[APPREC-INCREASE-CURRENT]                        3,433
[NET-CHANGE-FROM-OPS]                            4,543
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          163
[DISTRIBUTIONS-OF-GAINS]                           954
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                         87,603
[NUMBER-OF-SHARES-REDEEMED]                    268,767
[SHARES-REINVESTED]                             54,593
[NET-CHANGE-IN-ASSETS]                           1,728
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                           84
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              144
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    288
[AVERAGE-NET-ASSETS]                            19,207
[PER-SHARE-NAV-BEGIN]                            13.17
[PER-SHARE-NII]                                    .14
[PER-SHARE-GAIN-APPREC]                           3.42
[PER-SHARE-DIVIDEND]                               .13
[PER-SHARE-DISTRIBUTIONS]                          .77
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              15.83
[EXPENSE-RATIO]                                   1.50
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0